UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2021 (September 8, 2021)

Simon Property Group Acquisition Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40084	85-4374563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Washington Street Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 636-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	SPGS.U	New York Stock Exchange
Shares of Class A common stock	SPGS	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SPGS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2021, Simon Property Group Acquisition Holdings, Inc. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $2,000,000 to SPG Sponsor, LLC, or its registered assigns or successors in interest or order (the “Sponsor”), which may be drawn down by the Company from time to time upon written notice to the Sponsor. The Note does not bear interest and is repayable in full upon the earlier of (i) the date of consummation of the Company’s initial business combination, and (ii) the winding up of the Company. The Sponsor has the option, at any time prior to payment in full of the principal balance of the Note, to convert all or a portion of the unpaid principal balance of the Note into that number of warrants to purchase one share of Class A Common Stock, $0.0001 par value per share, of the Company (the “Working Capital Warrants”) equal to the principal amount of the Note so converted divided by $1.50. The terms of the Working Capital Warrants will be identical to the terms of the warrants issued by the Company to the Sponsor in a private placement at the time of the Company’s initial public offering. The Note is subject to customary events of default, the occurrence of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated September 8, 2021, issued by Simon Property Group Acquisition Holdings, Inc. to SPG Sponsor, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.

Date:	September 10, 2021	By:	/s/ Eli Simon
Name: Eli Simon
Title: Chief Executive Officer